Fixed Assets, Net (Tables)	6 Months Ended
Jun. 30, 2025
Fixed Assets, Net [Abstract]
Schedule of Fixed Assets

Fixed assets consisted of the following as of June 30, 2025 and December 31, 2024:

	June 30, 2025	December 31, 2024
Software	$23,850,000	$23,850,000
Leasehold improvement	38,522	38,522
Office and equipment	247,376	243,761
Total cost of fixed assets	24,135,898	24,132,283
Less: accumulated depreciation	(7,921,242)	(6,725,677)
Fixed assets, net	$16,214,656	$17,406,606